EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Manatron, Inc. (the "Company"), does hereby appoint Paul R. Sylvester, G. William McKinzie, and Krista L. Inosencio, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company's registration statements on Form S-3 and Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-139280)
Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-87487)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-139279)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-123349)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-119740)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-108736)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-106601)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51892)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51894)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-92879)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69597)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69599)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-07519)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-01885)

Signature:	/s/ W. Scott Baker

Print Name:	W. Scott Baker

Title:	Director

Date:	2/26/08

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Manatron, Inc. (the "Company"), does hereby appoint Paul R. Sylvester, G. William McKinzie, and Krista L. Inosencio, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company's registration statements on Form S-3 and Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-139280)
Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-87487)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-139279)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-123349)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-119740)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-108736)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-106601)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51892)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51894)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-92879)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69597)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69599)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-07519)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-01885)

Signature:	/s/ Gene Bledsoe

Print Name:	Gene Bledsoe

Title:	Director

Date:	2/24/08

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Manatron, Inc. (the "Company"), does hereby appoint Paul R. Sylvester, G. William McKinzie, and Krista L. Inosencio, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company's registration statements on Form S-3 and Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-139280)
Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-87487)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-139279)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-123349)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-119740)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-108736)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-106601)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51892)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51894)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-92879)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69597)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69599)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-07519)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-01885)

Signature:	/s/ Richard J. Holloman

Print Name:	Richard J. Holloman

Title:	Director

Date:	2/29/2008

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Manatron, Inc. (the "Company"), does hereby appoint Paul R. Sylvester, G. William McKinzie, and Krista L. Inosencio, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company's registration statements on Form S-3 and Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-139280)
Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-87487)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-139279)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-123349)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-119740)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-108736)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-106601)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51892)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51894)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-92879)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69597)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69599)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-07519)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-01885)

Signature:	/s/ Randall L. Peat

Print Name:	Randall L. Peat

Title:	Director

Date:	2-25-2008

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Manatron, Inc. (the "Company"), does hereby appoint Paul R. Sylvester, G. William McKinzie, and Krista L. Inosencio, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company's registration statements on Form S-3 and Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-139280)
Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-87487)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-139279)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-123349)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-119740)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-108736)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-106601)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51892)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51894)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-92879)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69597)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69599)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-07519)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-01885)

Signature:	/s/ Stephen C. Waterbury

Print Name:	Stephen C. Waterbury

Title:	Director

Date:	3-28-2008

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Manatron, Inc. (the "Company"), does hereby appoint G. William McKinzie and Krista L. Inosencio, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company's registration statements on Form S-3 and Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-139280)
Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-87487)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-139279)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-123349)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-119740)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-108736)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-106601)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51892)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51894)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-92879)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69597)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69599)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-07519)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-01885)

Signature:	/s/ Paul R. Sylvester

Print Name:	Paul R. Sylvester

Title:	Director, Chief Executive Officer and Co- Chairman

Date:	2-21-08

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Manatron, Inc. (the "Company"), does hereby appoint Paul R. Sylvester and G. William McKinzie, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company's registration statements on Form S-3 and Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-139280)
Post-Effective Amendment No. 1 to Form S-3 Registration Statement (No. 333-87487)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-139279)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-123349)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-119740)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-108736)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-106601)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51892)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-51894)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-92879)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69597)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-69599)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-07519)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-01885)

Signature:	/s/ Krista L. Inosencio

Print Name:	Krista L. Inosencio

Title:	Chief Financial Officer

Date:	2/21/08